Exhibit 10.11

AGREEMENT

This agreement (“Agreement”) is made as of the 1st day of January 2010, by and between Osteotech, Inc., a Delaware corporation with offices at 51 James Way, Eatontown, NJ 07724 (“OTI”) and BioHorizons Implant Systems, inc., a corporation with offices at 2300 Riverchase Center, Birmingham, Alabama 35244 (“BioHorizons”).

WHEREAS, OTI and BioHorizons are parties (collectively the “Parties”) to a certain agreement dated January 1, 2006, which expired on December 31, 2009; and

WHEREAS, the Parties wish to enter into a new Agreement; and

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained herein and for all other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.1           Description of Products.  Exhibit A hereto, as the same may be amended from time to time by mutual agreement of the Parties, set forth a list of the allograft bone products which OTI is currently processing (the “Products”).

1.2           Description of the Market.  The “Dental Market” referred to in this Agreement is the market consisting or oral surgeons, periodontists, implantologists and the general dental community other than hospitals.

1.3           Description of the Territory.  The exclusivity granted to BioHorizons under this Agreement shall be limited to the Dental Market in the fifty states of the United States of America, the District of Columbia, and the possessions and territories of the United States.  Sales or Distribution of products defined in Exhibit A, outside of the defined areas described above, is not permitted without the express written consent of OTI.

ARTICLE II

EXCLUSIVITY ARRANGEMENT

2.1           Exclusivity.  OTI hereby agrees to sell the Products exclusively to BioHorizons in the Territory for resale to the Dental Market in the Territory for the term of this Agreement provided BioHorizons purchases the minimum quota of such Products set forth in Exhibit B hereto and is otherwise in compliance with the terms and conditions hereof.  In partial consideration thereof, BioHorizons will take all such actions as may be commercially necessary to promote, market, and sell the Products, including by way of example and not limitation,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

maintaining the necessary sales force and offices necessary to do so, promptly handling all inquiries from customers and potential customers, and attending at its own expense such seminars as OTI may reasonably suggest.

2.2           Price.  The prices at which OTI agrees to sell each of the Products to BioHorizons during the term of this exclusive arrangement are set forth in Exhibit A hereto. Such prices shall be [***], the risk of loss will pass to BioHorizons upon [***], and (subject to the proviso in the next paragraph) such sales shall be considered complete [***].  OTI shall announce to DISTRIBUTOR in writing annual changes in prices each year by [***] to become effective on [***] of the succeeding year.  Notice of other changes to prices shall be in writing, given to DISTRIBUTOR at least [***] ([***]) calendar days in advance of their effective date.  OTI agrees to accept and honor at the prevailing price all orders that are placed by BioHorizons in writing and accepted in writing by OTI at least [***] ([***]) Business Days prior to the effective date of any price changes. At the time of the announcement of any price changes. OTI will issue an amended Exhibit A.

2.3           Quality Assurance; Return of Non-Qualifying Products.  BioHorizons agrees to inspect all Products promptly upon their arrival at its facilities and to notify Osteotech ion writing of any discrepancies or quality control issues of which it becomes aware. Such written notification must be given to Osteotech no later than [***] ([***]) days after BioHorizons receipt of any Products.  If Osteotech concludes in its reasonable determination that a discrepancy or quality control issue has indeed occurred, it will issue a return authorization (“Return Authorization”) to BioHorizons, replace any nonconforming Products, and use its commercially reasonable efforts to resolve any quality control issues.  Promptly upon its receipt of the Return Authorization with respect to a given shipment of Products (but not more than [***] ([***]) days thereafter) BioHorizons shall return the nonconforming Products to Osteotech at Osteotech’s cost) and Osteotech will, at Osteotech’s option, either (i) replace or (ii) provide a credit to BioHorizons for the same.  No Products will be replaced by Osteotech, and no credit will be issued, for any Products in the absence of a Return Authorization therefor or in cases of a Product recall initiated by Osteotech or the US Food and Drug Administration, other than as a consequence of an act or omission of BioHorizons, in which case Osteotech will issue a refund or credit to BioHorizons, as appropriate.

ARTICLE III

3.1           Good Faith Efforts.  BioHorizons agrees to promote the Products to the dental Market in the Territory such that the demand therefor shall be sufficient to enable BioHorizons to meet the minimum purchase quota requirements set forth on Exhibit D hereto.  BioHorizons acknowledges that its failure to do so, and/or its failure to meet such minimum quotas, shall give rise to the remedies set forth elsewhere in this Agreement.

3.2           Purchase Orders.

(a)           BioHorizons shall from time to time prepare and submit to OTI purchase orders stating the number and category of Products that it wishes to purchase.  Such purchase

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

orders shall be in writing and shall constitute binding commitments to accept the number and category of Products stated therein, in accordance with the terms and conditions of this Agreement.  BioHorizons may cancel a purchase order only with the prior written approval of OTI.

(b)           BioHorizons shall distribute only Products purchased directly from OTI or any entity designated in advance by OTI in writing;

3.3           Response to Purchase Orders.  As soon as practicable after its receipt of a purchase order from BioHorizons submitted in accordance with the terms hereof, OTI shall accept such purchase order unless it determines it cannot reasonably ship the quantities called for in the purchase order.  If OTI does not accept purchase order in whole or part, it will provide BioHorizons with written notice as to the portion (if any) of such purchase order it will accept. BioHorizons will in such event obtain from OTI the amount of available Products.  BioHorizons agrees that, absent OTI’s express written acceptance thereof, terms and conditions contained in any purchase order issued by BioHorizons for Products, other than the number and category of Products ordered, shall not be binding on OTI to the extent such terms and conditions are material and either additional or inconsistent with those contained in this Agreement.  BioHorizons must place at least [***] corresponding to the amount of Product covered by the next calendar quarter minimum purchase requirement or forecast.

3.4           Payments.  Payment by BioHorizons with respect to purchase orders will be made pursuant to OTI’s announced terms and conditions thereof, pursuant to invoices issued by OTI, [***] ([***]) days, with late payments bearing interest at the lesser of [***] percent ([***]%) [***] or the highest rate permitted under applicable law.

ARTICLE IV

EXPRESS WARRANTY; EXCLUSION OF OTHER WARRANTIES

4.1           Express Warranty.  Subject to the terms and conditions of this Agreement, Osteotech warrants that the Products, when and as delivered to [***], will conform in all material respects to the published specifications therefor.  All claims and remedies for a breach of this warranty are limited in the manner set forth in this Agreement.  The sole and exclusive remedy of BioHorizons, as well as of any customer of BioHorizons to whom BioHorizons sells any of the Products, to the extent such limitation is permitted by applicable law, are those set forth in Section 3.3 and 5.2 (b) hereof.  Should remedies fail of their essential purpose, then Osteotech may refund to the person in question the amounts paid by it for the Products failing to satisfy this warranty, and such refund shall be the sole and exclusive remedy for such person with respect hereto.

4.2           Exclusion of Other Warranties.  The warranty stated in section 5.1 is Osteotech’s sole and exclusive warranty pertaining to the products, and Osteotech hereby disclaims all other warranties, express or implied warranties of merchantability and fitness for a particular purpose.   In no event shall Osteotech be liable to BioHorizons or any of its customers, successors or assigns, or any other person, for any indirect, special, or consequential damages, including

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(without limitation) lost profits, costs of delay, any failure of delivery, costs of lost or damaged products, or liabilities to third parties arising from any source.

ARTICLE V

TRADEMARKS: MARKING OF PRODUCTS

5.1           Limited License.  BioHorizons may use and display the trademarks of OTI to identify and market the Products only on marketing materials supplied by OTI or approved by OTI prior to their use.  In each case, BioHorizons will comply with OTI trademark advertising guidelines and/or other instructions with respect to such use.  No other use of OTI’s trademarks is authorized.

ARTICLE VI

COMPETITIVE PRODUCTS

6.1           Commitment.  So long as this Agreement remains in effect and for [***] ([***]) [***] thereafter, BioHorizons shall not distribute, sell or act as an agent or representative of any person or entity whose products or services compete directly with the Allograft Products Osteotech offers in the territory as defined in Section 1.3.

ARTICLE VII

CONFIDENTIALITY

7.1           Confidential Information.  Each f the Parties hereby acknowledges that in the course of performing its obligations hereunder, the other party may disclose to it certain information and know-how of a technical, financial, operational, or other sort, which the disclosing party has identified as such that is non-public and otherwise proprietary or confidential to the disclosing party.  Each party acknowledges that any such proprietary or confidential information disclosed to it is of considerate commercial value and that the disclosing party would likely be economically or otherwise disadvantaged or harmed by the direct or indirect disclosure thereof, except as specifically authorized by the disclosing party.  Each party therefore agrees to keep in strict confidence and trust all such information that may from time to time be disclosed to it, and agrees not to disclose such information to any third party for any purpose without the prior consent of the other.  Each of the Parties agrees that because of the extraordinary nature of such information the disclosing party’s breach or threatened breach of its nondisclosure obligation, and that the disclosing party would suffer irreparable injury and damage as a result of any such breach.  Accordingly, in the event either party breaches or threatens to breach the obligations of confidentiality set forth in this section, in addition to and not in lieu of any legal or other remedies such party may pursue hereunder or under applicable law, each party hereby consents to the granting of equitable relief against it by a court of competent jurisdiction, without the necessity of proving actual damages or posting any bond or other security thereof, prohibiting any such breach or threatened breach in any proceeding upon a motion for such equitable relief, a party’s ability to answer in damages shall not be a bar, and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

shall not be interposed as a defense, to the granting of such equitable relief.  The provisions of this section shall survive the termination of this Agreement for any reason.  The provisions of this section shall not apply to any information identified as confidential if and to the extent it was (i) independently developed by the receiving party after Closing as evidenced by documentation in such party’s possession, (ii) lawfully received by it free of restrictions from another source having the right to furnish the same or (iii) generally known or available to the public without breach of this Agreement by the receiving party.

ARTICLE VIII

TERM AND TERMINATION; EVENTS OF DEFAULT

8.1           Term.  This Agreement shall be effective as of the date first set forth above and shall continue in force and effect for a period of three (3) years, unless extended or terminated pursuant to the provisions of this Agreement.

8.2           Extensions.  This Agreement shall automatically renew in successive one (1) year increments without further action by either party unless one of the Parties gives notice to the other to the contrary no later than ninety (90) days prior to the expiration of any period in which this Agreement is in effect, and provided further that BioHorizons is in compliance with all its undertakings hereunder at the time of any such extension.

8.3           Events of Default; Remedies Upon Default.  (a)  It shall be considered an event of default under this Agreement (an “event of Default”) if:

(i)              BioHorizons fails to purchase in any applicable year the required minimum purchase of Products for Osteotech as defined in the Agreement.

(ii)             BioHorizons does not meet or exceed its annual purchase requirements, as shown in Exhibit; Osteotech will have the right to terminate this Agreement with 60 days written notice.

(iii)            either party commits an act of bankruptcy or becomes the subject of any proceeding under the Bankruptcy Code or any state bankruptcy laws, or becomes insolvent, or if any substantial part of its property becomes subject to any levy, seizure, assignment or application for sale which shall not have been dismissed within thirty (30) day.

(iv)            either party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after being given written notice of such breach or failure by the other, except that the notice and cure period will be sixty (60) days for breaches covered in section 8.3 (a)

8.4           Effect of Termination.

(a)           On the occurrence of an Event of Default by BioHorizons under section 8.3 (a)(i) hereof, OTI may, at its option and upon sixty (60) days written notice to BioHorizons either (i) terminate this Agreement in its entirety, (ii) convert BioHorizons exclusive rights

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

hereunder to non-exclusive rights, thereby permitting OTI to provide the Products to the Dental Market in the Territory to other parties, or (iii) convert BioHorizons’ rights to purchase Products at discounted prices set forth on Exhibit A into a right to purchase such Products at prices and on terms and conditions OTI may announce from time to time; in the event OTI chooses alternatives (ii) or (iii) all other terms of this Agreement, and this Agreement as a whole, shall remain in full force and effect as thereby amended.

(b)           On the occurrence of an Event of Default under section 8.3(a)(ii), the non-defaulting party shall have the right to terminate this Agreement on notice to the defaulting party.

(c)           On the occurrence of an Event of Default under 8.3(a)(iii), the non-breaching party may, but shall not be obligated to, terminate this Agreement on written notice to the other.

ARTICLE IX

SURVIVAL

9.1           Survival.  Notwithstanding the termination of this Agreement for any reason, Sections 4.1, 4.2, 7.1, 9, 10, 11.3, 11.4, and 11.13 shall survive such termination and remain in full force and effect for five (5) years from the date of termination.

ARTICLE X

IDEMNIFICATION

10.1         Indemnification.  BioHorizons and OTI will each indemnify, defend and hold harmless the other party and its directors, officers, employees, agents and representatives from any and all loss, cost, damages and expense (including court costs and attorneys’ fees) arising in connection with third party claims or government investigations or prosecutions directly arising from or based on (i) any actual or alleged wrongful or negligent act or omission by such indemnifying party, and (iii) any breach by such indemnifying party of this Agreement.

10.2         Limitation on Liability.  Notwithstanding any provision to the contrary contained herein, the indemnifying party shall not be liable to the indemnified party or any other party for any indirect, special, exemplary, consequential or punitive damages or lost profits.

ARTICLE XI

MISCELLANOUS

11.1         Remedies Cumulative.  The remedies provided by this Agreement are not intended to be exclusive.  Each shall be cumulative and shall be in addition to all other remedies available to either party under law or equity.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.2         Further Assurances.  Each party agrees to execute, acknowledge, file and record such further documents, and do such further acts and things as may be required hereunder or as shall be reasonably necessary to carry out the intent and purposes of this Agreement.

11.3         Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New Jersey without regard to the laws of any other jurisdiction that might be applied because of its conflicts of law principles.

11.4         Entire Agreement; No Third-Party Beneficiaries.  This Agreement and its Exhibits together constitute the complete understanding and agreement of the Parties with respect to the subject matter hereof, and supersede all prior communications with respect thereto.  They may not be modified, amended or in any way altered, except in writing signed by both Parties.  No agent of any party hereto is authorized to make any representation, promise or warranty inconsistent with the terms hereof.  This Agreement shall be binding upon and shall inure solely to the benefit of the Parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right or benefit of any nature under or by reason of this Agreement.

11.5         Captions.  Captions used herein are for convenience or reference only, and shall not be used in the construction or interpretation hereof.

11.6         Counterparts.  This Agreement may be executed in counterparts, all of which together shall be deemed one and the same Agreement.

11.7         Parties Independent Contractors.  The Parties to this Agreement are and shall remain independent contractors, and nothing herein shall be construed to create a partnership or joint venture between them, and neither shall have the power or authority to bind or obligate the other in any manner not expressly set forth herein.  No employee or agent or BioHorizons is authorized to make any claims or representations or provide any warranties, express or implied, with respect to the Products not contained in the written materials supplied by OTI to BioHorizons hereunder.

11.8         Severability.  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby unless either OTI or BioHorizons shall, in its reasonable determination, conclude that it shall be materially prejudiced thereby, in which case it may terminate this Agreement on thirty (30) days written notice to the other Parties hereto.

11.9         No Waiver.  No term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented.  Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.10       Assignment.  Except as otherwise provided herein, this Agreement may not be transferred or assigned by BioHorizons to any person without OTI’s prior written consent at OTI’s sole discretion.  Any attempt to do so shall be null and void.

11.11       Force Majure.  In the event either party’s performance is delayed, prevented, obstructed or inhibited because of any Act of God, fire, casualty, delay or disruption in transportation, flood, war, strike or any other act beyond its reasonable control, such party’s performance shall be excused and the time for performance extended for the period of delay or inability to perform resulting from such occurrence.  The occurrence of such an event shall not constitute an Event of Default hereunder.

11.12       Notices.  All notices, requests or communications required hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery, if delivered personally against written receipt (ii) three (3) days after posting, by certified mail, postage prepaid, return receipt requested, (iii) upon confirmed receipt, if delivered by telecopier or (iv) the next day, if delivered by a recognized overnight commercial courier, such as Federal Express or UPS, addressed in each instance to the Parties at the following addresses (or at such other addresses as shall be given by either of Parties to the other in accordance with this section):

If to OTI:

Osteotech, Inc.

51 James Way

Eatontown, NJ  07724

Attn:  Legal Dept.

If to BioHorizons:

BioHorizons Implant Systems, Inc.

2300 Riverchase Center

Birmingham, AL 35243

11.13       No Presumption Against Drafting Party.  Each party acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or legal decision that would require interpretation of any claimed ambiguities against the drafting party has no application and is expressly waived.

(Signature page to follow )

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed on its behalf by its duly authorized representative as of the date first written above.

OSTEOTECH, INC.

By:	/S/ Sam Owusu-Akyaw

Name:	Sam Owusu-Akyaw

Title:	President & CEO

BIOGHORIZONS IMPLANT SYSTEMS, INC.

By:	/S/ R. Steven Boggan

Name:	R. Steven Boggan

Title:	President & CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

2010 PRODUCT AND PRICING

Product Code	Grafton® DBM Description	Suggested End User Fees		2010 BioHorizons Pricing
[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]

[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]

[***]	[***]	$	[***]	$	[***]

[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]

[***]	[***]	$	[***]	$	[***]

[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]

[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]

[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B

MINIMUM INVENTORY PURCHASE TARGETS AND REQUIREMENTS

		Q1		Q2		Q3		Q4		Total
US Market Year 2010*
	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
	Total	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

[***].

US Market - Years 2011-2012

2011

[***]

2012

[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.